FTIT P-1

                        SUPPLEMENT DATED OCTOBER 14, 2002
                              TO THE PROSPECTUS OF
                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                          TEMPLETON PACIFIC GROWTH FUND
                               DATED MARCH 1, 2002

On October 10, 2002, Franklin Templeton International Trust's Board of Trustees approved a proposal to merge the Templeton Pacific Growth Fund ("Pacific Growth Fund") into Templeton Foreign Fund ("Foreign Fund"), a series of Templeton Funds, Inc., subject to shareholder approval. Pacific Growth Fund and Foreign Fund's investment goal is long-term capital appreciation.

It is anticipated that in several months shareholders of Pacific
Growth Fund will receive a proxy and proxy statement requesting their votes on the merger. If approved by Pacific Growth Fund shareholders, the merger is currently expected to be completed in late March 2003.

Pacific Growth Fund will be closed to new investors after the close of market on October 31, 2002. If you are a shareholder of record of Pacific Growth Fund as of the close of market on October 31, 2002, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by Pacific Growth Fund's shareholders. If the merger is approved by Pacific Growth Fund's shareholders, after that date Pacific Growth Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account in Pacific Growth Fund after October 31, 2002, your account in Pacific Growth Fund will be closed and you will not be allowed to buy additional shares of Pacific Growth Fund or to reopen your account in Pacific Growth Fund. If you sell your shares in Pacific Growth Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.